497(e)
                                                                       333-73121
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AXA Equitable Life Insurance Company

SUPPLEMENT DATED FEBRUARY 15, 2008 TO THE CURRENT PROSPECTUSES FOR:

o Income Manager Accumulator(R)   o Accumulator(R) Plus(SM)
o Accumulator(R)                  o Accumulator(R) Select(SM)
o Accumulator(R) Elite(SM)        o Accumulator(R) Select II(SM)
o Accumulator(R) Elite II(SM)     o AXA Equitable Retirement Income for Life(SM)

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This Supplement modifies certain information in "Tax-sheltered annuity contracts (TSAs)" under "Tax information" in the above-referenced Prospectuses and Supplement to Prospectuses, (together the "Prospectuses"). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any Prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.


TAX-SHELTERED ANNUITY CONTRACTS (TSAS)


GENERAL

The purpose of this Supplement is to announce changes to Treasury Regulations under Section 403(b) of the Internal Revenue Code that may affect your contract.

This Supplement reflects our current understanding of some of the special federal income tax rules applicable to annuity contracts used to fund employer plans under Section 403(b) of the Internal Revenue Code. We refer to these contracts as "403(b) annuity contracts" or "Tax Sheltered Annuity contracts
(TSAs)."

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The disclosure generally assumes that the TSA has 403(b) contract status or qualifies as a 403(b) contract. Due to the Internal Revenue Service and Treasury regulatory changes in 2007 which become fully effective on January 1, 2009, contracts issued prior to September 25, 2007 which qualified as 403(b) contracts under the rules at the time of issue may lose their status as 403(b) contracts or have the availability of transactions under the contract restricted as of January 1, 2009 unless the individual's employer or the individual take certain actions. Please consult your tax adviser regarding the effect of these rules (which may vary depending on the owner's employment status plan, participation status, and when and how the contract was acquired) on your personal situation.
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FINAL REGULATIONS UNDER SECTION 403(B)


The IRS and the Treasury Department recently published final Treasury Regulations under Section 403(b) of the Code ("2007 Regulations"). As a result, there are significant revisions to the establishment and operation of plans and arrangements under Section 403(b) of the Code, and the contracts issued to fund such plans. These rules become fully effective on January 1, 2009, but various transition rules apply beginning in 2007. The 2007 Regulations raise a number of questions as to the effect of the 2007 Regulations on TSAs issued prior to the effective date of the 2007 Regulations. The IRS has issued guidance intended to clarify some of these questions, and may issue further guidance in future years.

PERMISSIBLE INVESTMENTS. The 2007 Regulations retain the rule that there are generally two types of investments available to fund 403(b) plans -- an annuity contract under Section 403(b)(1) of the Internal Revenue Code or a custodial account that invests only in mutual funds and which is treated as an annuity contract under Section 403(b)(7) of the Code. Both types of 403(b) funding vehicles qualify for tax deferral.

EMPLOYER PLAN REQUIREMENT. The thrust of the 2007 Regulations is to eliminate informal Section 403(b) arrangements with minimal or diffuse employer oversight and to require employers purchasing annuity contracts for their employees under
Section 403(b) of the Code to conform to other tax-favored, employer-based retirement plans with salary reduction contributions, such as Section 401(k) plans and governmental employer Section 457(b) plans. As of January 1, 2009, employers sponsoring 403(b) plans must have a written plan designating administrative responsibilities for various functions under the plan, and the plan in operation must conform to the plan terms.

LIMITATIONS ON INDIVIDUAL INITIATED DIRECT TRANSFERS. The 2007 Regulations revoke Revenue Ruling 90-24 (Rev. Rul. 90-24), effective January 1, 2009. Prior to the 2007 Regulations, Rev. Rul. 90-24 had permitted individual-initiated, tax-free direct transfers of funds from one 403(b) contract to another, without reportable taxable income to the individual. Under transitional rules in the 2007 Regulations and other IRS published guidance, direct transfers made after September 24, 2007 may still be permitted with plan or employer approval as described below.



NB/IF (AR)                                                              x02061
Form # Supp 001 (2/08)                                     Cat # 140378 (2/08)


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EFFECT OF THE 2007 REGULATIONS ON CONTRIBUTIONS TO THE ACCUMULATOR(R) TSA
CONTRACT

Because the Accumulator(R) TSA contract (i) was designed to be purchased through either an individual-initiated, Rev. Rul. 90-24 tax-free direct transfer of funds from one 403(b) arrangement to another, or a rollover from another 403(b) arrangement and (ii) does not accept employer-remitted contributions, after September 24, 2007, exchanges to an Accumulator(R) TSA contract are extremely limited as described below. Accumulator(R) TSA contracts issued pursuant to a Rev. Rul. 90-24 direct transfer where applications and all transfer paperwork were received by our processing office in good order prior to September 25, 2007 are "grandfathered" as to 403(b) status. However, future transactions such as loans and distributions under such "grandfathered" contracts may result in adverse tax consequences to the owner unless the contracts are or become part of the employer's 403(b) plan, or the employer enters into an information sharing agreement with us.

Contributions to an Accumulator(R) TSA contract after September 24, 2007, may only be made where AXA Equitable is an "approved vendor" under an employer's 403(b) plan. That is, the participants in that 403(b) plan are currently contributing to another AXA Equitable 403(b) annuity contract, or the employer agrees to enter into an information sharing agreement by January 1, 2009 with AXA Equitable with respect to the Accumulator(R) TSA contract.

AXA Equitable does not accept contributions of after-tax funds, including designated Roth contributions to the Accumulator(R) TSA contracts. We will accept contributions of pre-tax funds only with documentation satisfactory to us of employer or its designee or plan approval of the transaction.

AXA Equitable does not separately account for rollover contributions to an Accumulator(R) TSA contract from other eligible retirement plans.

DIRECT TRANSFER CONTRIBUTIONS. A tax-free direct transfer occurs when changing the 403(b) plan funding vehicle, even if there is no distributable event. Under a direct transfer a plan participant does not receive a distribution.

The 2007 Regulations provide for two types of direct transfers between 403(b) funding vehicles: "plan-to-plan transfers" and "contract exchanges within the same 403(b) plan." 403(b) plans do not have to offer these options. A "plan-to-plan transfer" must meet the following conditions: (i) both the source 403(b) plan and the recipient 403(b) plan permit plan-to-plan transfers; (ii) the transfer from one 403(b) plan to another 403(b) plan is made for a participant (or beneficiary of a deceased participant) who is an employee or former employee of the employer sponsoring the recipient 403(b) plan; (iii) immediately after the transfer the accumulated benefit of the participant (or beneficiary) whose assets are being transferred is at least equal to the participant's (or beneficiary's) accumulated benefit immediately before the transfer; (iv) the recipient 403(b) plan imposes distribution restrictions on transferred amounts at least as stringent as those imposed under the source 403(b) plan; and (v) if the plan-to-plan transfer is not a complete transfer of the participant's (or beneficiary's) interest in the source 403(b) plan, the recipient 403(b) plan treats the amount transferred as a continuation of a pro rata portion of the participant's (or beneficiary's) interest in the source 403(b) plan (for example with respect to the participant's interest in any after-tax employee contributions).

A "contract exchange within the same 403(b) plan" must meet the following conditions: (i) the 403(b) plan under which the contract is issued must permit contract exchanges; (ii) immediately after the exchange the accumulated benefit of the participant (or beneficiary of a deceased participant) is at least equal to the participant's (or beneficiary's) accumulated benefit immediately before the exchange (taking into account the accumulated benefit of that participant (or beneficiary) under both section 403(b) contracts immediately before the exchange); (iii) the contract issued in the exchange is subject to distribution restrictions with respect to the participant that are not less stringent than those imposed on the contract being exchanged; and (iv) the employer sponsoring the 403(b) plan and the issuer of the contract issued in the exchange agree to provide each other with specified information from time to time in the future ("an information sharing agreement"). The shared information is designed to preserve the requirements of Section 403(b), primarily to comply with loan requirements, hardship withdrawal rules, and distribution restrictions.


DISTRIBUTIONS FROM TSAS

GENERAL. Generally, after the 2007 Regulations, employer or plan administrator consent is required for loan, withdrawal or distribution transactions under a 403(b) annuity contract. Processing of a requested transaction will not be completed until the information required to process the transaction is received from the employer or its designee. This information will be transmitted as a result of an information sharing agreement between AXA Equitable and the employer sponsoring the plan.


EFFECT OF 2007 REGULATIONS ON LOANS FROM TSAS

As a result of the 2007 Regulations, loans are not available without employer or plan administrator approval. If loans are available, loan processing may be delayed pending receipt of information required to process the loan under an information sharing agreement. The processing of a loan request will not be completed until the information required to process the transaction is received from the employer or its designee. This information will be transmitted as a result of an information sharing agreement between AXA Equitable and the employer sponsoring the plan.


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OTHER IMPORTANT TAX LAW CHANGES:

Effective beginning in 2008, distributions from a 403(b) annuity contract can be rolled over directly to a Roth IRA. 60-day rollovers are not permitted. Such conversion rollover transactions are taxable. Any taxable portion of the amount rolled over will be taxed at the time of the rollover. Rollovers are subject to the Roth IRA conversion rules, which restrict conversions of traditional IRAs to Roth IRAs to taxpayers with adjusted gross income of no more than $100,000, whether single or married filing jointly.

















    Copyright 2008 AXA Equitable Life Insurance Company. All rights reserved.

     Accumulator(R) is issued by and is a registered service mark of AXA Equitable Life Insurance Company. Accumulator(R) Plus(SM), Accumulator(R) Select(SM), Accumulator(R) Elite(SM) and AXA Equitable Retirement Income for Life(SM) are service marks of AXA Equitable Life Insurance Company.

                      AXA Equitable Life Insurance Company
                           1290 Avenue of the Americas
                               New York, NY 10104
                                  212-554-1234

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